                                                                   Exhibit 10(l)











                                AMENDMENT NO. 4,
                         DATED AS OF NOVEMBER 25, 1998,



                           UNDER THE CREDIT AGREEMENT,
                           DATED AS OF APRIL 26, 1996,


                                  BY AND AMONG


                             GIBSON GREETINGS, INC.,
                                  AS BORROWER,


                            THE LENDERS PARTY THERETO


                                       AND


                              THE BANK OF NEW YORK,
                                    AS AGENT

                                 AMENDMENT NO. 4
                                 ---------------

         AMENDMENT NO. 4 (this "AMENDMENT"), dated as of November 25, 1998, under the Credit Agreement, dated as of April 26, 1996, by and among Gibson Greetings, Inc., the Lenders party thereto, and The Bank of New York, as Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                    RECITALS
                                    --------

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Borrower has requested certain amendments to the Credit Agreement.

         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 8.1(g) of the Credit Agreement is amended by adding the following at the end thereof:

         and, (k) other Indebtedness of the Ink Group Companies in an aggregate principal amount outstanding at any one time not in excess of 8,000,000 Australian dollars.

         2. Paragraph 1 of this Amendment shall not be effective until such date as the Agent shall have received counterparts of this Amendment executed by the Borrower and Required Lenders.

         3. On the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists and that the representations and warranties contained in the Credit Agreement are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

         4. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or other agreement in respect of any term or condition of any Loan Document contained herein shall be deemed to be a consent or other agreement in respect of any other term or condition contained in any Loan Document.



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         5. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         6. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.



                                      - 2 -

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         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                          GIBSON GREETINGS, INC.



                                          By:   /s/ P.W. Farley
                                             ----------------------
                                          Name:   Paul W. Farley
                                               --------------------
                                          Title:   V/P-Controller &
                                                -------------------
                                                   Asst. Treasurer



                                      - 3 -


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AMENDMENT NO. 4
GIBSON GREETINGS, INC.


                                            THE BANK OF NEW YORK,
                                               individually and as Agent



                                            By:   /s/ Edward J. Dougherty III
                                               --------------------------------
                                            Name:   Edward J. Dougherty III
                                                 ------------------------------
                                            Title:   Vice President
                                                  -----------------------------
                                                    U.S. Commercial Banking

AMENDMENT NO. 4
GIBSON GREETINGS, INC.


                                                     FIFTH THIRD BANK


                                                     By:  /s/ A.K. Hauck
                                                       ----------------------
                                                     Name:  A.K. Hauck
                                                         --------------------
                                                     Title: Vice President
                                                          -------------------




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AMENDMENT NO. 4
GIBSON GREETINGS, INC.

                                        HARRIS TRUST AND SAVINGS BANK



                                        By:  /s/ W.A. McDonnell
                                           --------------------------
                                        Name:  William McDonnell
                                             ------------------------
                                        Title: Vice President
                                              -----------------------



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AMENDMENT NO. 4
GIBSON GREETINGS, INC.


                                           NBD BANK, N.A.



                                           By:   /s/ Scott A. Dvornik
                                              --------------------------
                                           Name:   Scott A. Dvornik
                                                ------------------------
                                           Title:   Vice President
                                                 -----------------------